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                                                                    EXHIBIT 10.1
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                        STANDBY STOCK PURCHASE AGREEMENT

     THIS STANDBY STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of July 2, 1998, by and between College Television Network, Inc., a Delaware corporation (the "Company"), and U-C Holdings, L.L.C., a Delaware limited liability company (the "Purchaser").

                                  WITNESSETH:

     WHEREAS, the Company anticipates issuing to its stockholders holding Common Stock on July 17, 1998 (the "Record Date"), subscription rights (the "Rights") to subscribe for and purchase an aggregate of 6,250,000 shares (the "Rights Shares") of the Company's Common Stock, $.005 par value per share (the "Common Stock"), at the per share price (the "Subscription Price") of $1.60 (the "Rights Offering"); and

     WHEREAS, in connection with the Rights Offering, the Purchaser agrees, pursuant to the terms and conditions hereof, to purchase and the Company agrees, pursuant to the terms and conditions hereof, to sell and issue at the Subscription Price to the Purchaser (i) all Rights Shares which the Purchaser is eligible to subscribe for by virtue of its ownership of Common Stock on the Record Date and (ii) any and all Rights Shares not subscribed for by the holders of the Rights;

     WHEREAS, in consideration for the above-referenced agreements of the Purchaser set forth herein, the Company has agreed to issue to the Purchaser a Class C Warrant to purchase an additional 152,100 shares of Common Stock at the Subscription Price;

     WHEREAS, the Purchaser and the Company desire to enter into this Agreement regarding (i) the issuance, sale and purchase of the Purchase Shares (as defined herein) and the Standby Shares (as defined herein) and (ii) the issuance of the Class C Warrant (as defined herein);

     NOW, THEREFORE, in and for consideration of the premises, and other good and valuable consideration the receipt and sufficiency of all of which is hereby acknowledged, intending to be legally bound, the parties agree as follows:

I.  CERTAIN DEFINITIONS.

     A. Capitalized terms not otherwise defined herein have the meanings ascribed to them in the Prospectus contained in the Company's Registration Statement (as defined below).

     B.  The following terms have the meanings specified:

     "Class C Warrant" shall mean the Class C Warrant No. C-2 to be issued to the Purchaser to purchase 152,100 shares of Common Stock, subject to adjustment, in the form of Exhibit "A" attached hereto.

     "Common Stock" shall mean the Common Stock, $.005 par value per share, of the Company.

     "Commission" means the United States Securities and Exchange Commission.

     "Prospectus" means the prospectus constituting a part of the Registration Statement (including all information incorporated therein by reference), as from time to time amended or supplemented. If any revised prospectus shall be filed by the Company at the Commission on or after the Effective Date of the Registration Statement, the term "Prospectus" shall refer to each such revised prospectus from and after the time it is first used.
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          "Registration Statement" means the registration statement filed by the
     Company with the Commission on Form S-3, including all exhibits thereto, and as the same may be amended (at the date on which it became or becomes effective) and, in the event any post-effective amendment thereto is filed with the Commission prior to the Closing Date (as defined herein), the term "Registration Statement" shall also mean such registration statement as so amended.

II.  PURCHASE AND SALE OF SHARES; ISSUANCE OF WARRANT.

     Subject to the terms and conditions herein set forth, the Company hereby agrees to issue and sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, at the Subscription Price, (a) all of the 4,536,593 shares of Common Stock issuable to the Purchaser upon exercise of the nontransferable subscription rights distributed to the Purchaser pursuant to the Rights Offering (the "Purchase Shares"), and (b) up to 1,713,407 shares of the Common Stock (the "Standby Shares"), with the exact number of the Standby Shares to be calculated by subtracting (i) the number of Rights Shares sold pursuant to the Rights Offering (including pursuant to the Oversubscription Privilege) from
(ii) the 6,250,000 Rights Shares available for sale pursuant to the Rights Offering. Subject to the terms and conditions herein set forth, the Company hereby agrees to issue to the Purchaser, and the Purchaser does hereby subscribe for and accept from the Company, the Class C Warrant issuable to the Purchaser at the Closing (hereinafter defined).

III. THE CLOSING.

     The Purchaser shall subscribe for and purchase the Purchase Shares within the time period prior to the expiration of the Rights Offering set forth in the Prospectus. As soon as practicable following its determination of the number of Rights Shares subject to Rights that expire without being exercised, the Company shall notify the Purchaser of the number of Standby Shares, if any, to be purchased by the Purchaser. The delivery of and payment for the Standby Shares (the "Closing"), if any, and the delivery of the Class C Warrant shall occur on the fifth business day following the Expiration Date (or such later date as the Company and the Purchaser may agree, the "Closing Date") at the office of Morris, Manning & Martin, L.L.P., 1600 Atlanta Financial Center, 3343 Peachtree Road, N.E., Atlanta, Georgia 30326, at 10:00 a.m. Atlanta time (the "Closing Time").

IV.  DELIVERY OF THE STANDBY SHARES.

     At the Closing, (a) the Standby Shares, registered in the name of the Purchaser or such nominee(s) as the Purchaser may have specified in writing, shall be delivered by or on behalf of the Company to the Purchaser, for the Purchaser's account, against delivery by the Purchaser of the aggregate Subscription Price therefor in immediately available funds in the form of one or more certified checks or a wire transfer to an account designated by the Company, and (b) the Class C Warrant, registered in the name of the Purchaser, shall be delivered by or on behalf of the Company to the Purchaser.

V.   CLOSING CONDITIONS.

     The obligation of the Company to consummate its issuance and sale of the Purchase Shares, the Standby Shares and the Class C Warrant, and the obligation of the Purchaser to consummate its purchase of the Purchase Shares and the Standby Shares and to accept the Class C Warrant, shall be subject to the conditions that (1) no litigation or governmental action shall be pending challenging or seeking to enjoin the Rights Offering which, in the judgment of the Company or the Purchaser, makes it inadvisable to proceed with the Rights Offering and (2) no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission.

VI.  WAIVER OF REGISTRATION RIGHTS.

     The Purchaser hereby waives any and all registration rights to which the Purchaser may be entitled by virtue of the filing of the Registration Statement, pursuant to that certain Registration Rights Agreement, dated as


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of April 25, 1997, between the Company and the Purchaser. This waiver of registration rights shall not affect any rights which the Purchaser may have with respect to any subsequently filed registration statement or otherwise.

VII.  ENTIRE AGREEMENT.

     This Agreement represents the entire understanding of the parties with respect to the matters addressed herein and supersedes all prior written and oral understandings concerning the subject matter hereof.

VII.  EXECUTION IN COUNTERPARTS.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute but one and the same instrument.


     IN WITNESS WHEREOF, and intending to be legally bound, the Company and the Purchaser has each signed or caused to be signed its name as of the day and year first above written.

COLLEGE TELEVISION NETWORK, INC.         U-C HOLDINGS, L.L.C.

By:/s/ Jason Elkin                           By: WILLIS STEIN & PARTNERS, L.P.
   ------------------------------           Its: Managing Member
  Jason Elkin
  Chairman and Chief Executive Officer       By: Willis Stein & Partners, L.L.C.
                                            Its: General Partner

                                             By:  /s/ Avy H. Stein
                                                 -----------------------------
                                             Avy H. Stein
                                            Its:  Manager


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